UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

       Date of Report (Date of earliest event reported): May 6, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)
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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press release of Conseco, Inc. issued May 6, 2004.



Item 9.  Regulation FD Disclosure.

Conseco, Inc. (the "Company") announced the pricing of the public offerings of 44,000,000 shares of its common stock at an offering price of $18.25 per share and 24,000,000 shares of its 5.5% class B mandatorily convertible preferred stock at an offering price of $25 per share, in each case exclusive of the underwriters' overallotment option. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

May 6, 2004
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer